                                                                   EXHIBIT 10.20



               SIXTH AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

         AGREEMENT, made as of the 13th day of February, 1996 by and among (i) Object Design, Inc., a Delaware corporation (the "Company"); (ii) the Investors listed on Schedule I hereto (the "Investors"); and (iii) the Stockholders listed on Schedule II hereto and each of the persons who shall, after the date hereof, acquire shares of the capital stock of the Company and join in and become a party to this Agreement by executing and delivering to the Company an Instrument of Accession in the form of Schedule III hereto (collectively, the "Stockholders" and individually, a "Stockholder".)

         Each Stockholder is the holder of that number of shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), as is set forth opposite such Stockholder's name on Schedule II or in the Instrument of Accession by which such Stockholder became a party hereto. The Investors and the Stockholders shall sometimes be referred to collectively herein as the "Holders" and individually as a "Holder".

         WHEREAS, the Company, certain of the Stockholders and certain of the Investors are parties to a Fifth Amended and Restated Stockholders' Agreement dated as of June 10, 1994, pursuant to which the parties thereto have agreed to vote their shares in the manner specified therein (the "Prior Stockholders' Agreement");

         WHEREAS, certain of the Investors (the "Purchasers") are agreeing to acquire, as set forth in the Series J Stock Purchase Agreement (as defined below), up to an aggregate of 2,166,667 shares of the Series J Convertible Preferred Stock of the Company (the "Series J Preferred Stock") pursuant to a certain Series J Convertible Preferred Stock Purchase Agreement by and among the Company and the Purchasers of even date herewith (the "Series J Stock Purchase Agreement");

         WHEREAS it is a condition to the obligations of the Purchasers under the Series J Stock Purchase Agreement that the provisions of the Prior Stockholders' Agreement be amended and restated and that the parties hereto agree to certain restrictions on the transfer of their shares, all as set forth herein;

         WHEREAS, it is a further condition to the obligations of the Purchasers under the Series J Stock Purchase Agreement that each Investor and each Stockholder execute and deliver to the Company a form of this Agreement relating to all shares of Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred Stock"), Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred Stock"),

Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred Stock"), Series D Convertible Preferred Stock, $.01 par value per share (the "Series D Preferred Stock"), Series G Convertible Preferred Stock, $.01 par value per share (the "Series G Preferred Stock"), Series H Convertible Preferred Stock, $.01 par value per share (the "Series H Preferred Stock"), Series I Convertible Preferred Stock, $.01 par value per share (the "Series I Preferred Stock"), the Series J Preferred Stock (the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock, together with shares of any other series of preferred stock issued by the Company in exchange for shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock pursuant to the Company's Restated Certificate of Incorporation, as amended and restated from time to time (the "Charter"), are referred to collectively herein as the "Preferred Stock") and Common Stock (the Common Stock, the Preferred Stock and any other shares of equity securities of the Company now or hereafter authorized by the Company are referred to collectively herein as the "Stock"), as the case may be, issued or to be issued to such Investors and such Stockholders, and the Company has covenanted that it shall require, as a condition precedent to the issuance of shares of Common Stock to any executive officer of the Company subsequent to such date of closing, that such executive officer become a party to and bound by the provisions of this Agreement as to such shares of Common Stock.

         NOW THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties agree with each other as follows:

         1.       Voting.

         1.1      [DELETED]

         1.2      [DELETED]

         1.3 Brentwood Voting Agreement. Brentwood Associates V, L.P. ("Brentwood") agrees:

          (i)         to vote its shares of Series D Preferred Stock; and

          (ii) to act for all purposes with respect to any amendment, waiver or consent relating to this Agreement, the Series D Convertible Preferred Stock Purchase Agreement dated as of March 12, 1992, the Series I Convertible Preferred Stock Purchase Agreement dated as of March 31, 1994, the Series J Stock Purchase Agreement, the Eighth Amended and Restated Preferred Stock Redemption Agreement dated as of February 13, 1996 (the "Redemption Agreement"), the Amended and Restated Registration Rights Agreement dated as of June 29, 1990, as amended by Amendment No. 1 dated as of October 1, 1990, Amendment No. 2 dated as of July 29, 1991, Amendment No. 3 dated as of March 12, 1992, Amendment No. 4 dated as of April 12, 1993, Amendment No. 5 dated as of May 14, 1993, Amendment No. 6 dated as of March 31, 1994 and Amendment No. 7 dated as of February 13, 1996 (the "Registration Rights Agreement"), and the IBM Stockholders' Agreement, dated May 14, 1993, as amended (the "IBM Stockholders' Agreement"), in the same manner as the Investors, other than Brentwood, and their assignees holding or having the right to acquire an aggregate of at least two-thirds of the aggregate number of shares of Common Stock issued or issuable upon conversion of all outstanding shares of Preferred Stock, exclusive of those shares of Series D Preferred Stock held by Brentwood. Anything herein to the contrary notwithstanding, the provisions of this Section 1.3 shall not apply in any case in which such a vote or action by Brentwood would adversely affect the rights of holders of Series D Preferred Stock materially differently than the holders of any other series without the prior written consent of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock, voting separately.

         1.4          AT&T Voting Agreement.  AT&T Venture Company, L.P.
("AT&T") agrees:

          (i) to vote its shares of Series G Preferred Stock and Series H Preferred Stock; and

          (ii) to act for all purposes with respect to any amendment, waiver or consent relating to this Agreement, the Series G and Series H Stock Purchase Agreement dated as of May 14, 1993, the Series I Stock Purchase Agreement dated as of March 31, 1994, the Series J Stock Purchase Agreement, the Redemption Agreement, the Registration Rights Agreement and the IBM Stockholders' Agreement

in the same manner as the Investors, other than AT&T, and their assignees holding or having the right to acquire an aggregate of at least two-thirds of the aggregate number of shares of Common Stock issued or issuable upon conversion of all outstanding shares of Preferred Stock, exclusive of those shares of Series G Preferred Stock and Series H Preferred Stock held by AT&T. Anything herein to the contrary notwithstanding, the provisions of this Section
1.4 shall not apply in any case in which such a vote or action by AT&T would adversely affect the rights of holders of Series G Preferred Stock and Series H Preferred Stock, respectively, materially differently than the holders of any other series without the prior written consent of the holders of at least two-thirds of the outstanding shares of Series G Preferred Stock and Series H Preferred Stock respectively, each voting separately.

         1.5 Termination of Agreement. The rights and obligations of all parties under this Section 1 shall terminate on the first to occur of (i) the day immediately prior to the closing of an underwritten public offering of the Company's securities; or (ii) March 12, 2002.

         2. Restrictions on Transfer.

         2.1 Right of Refusal on Dispositions by the Holders. If, at any time, any of the Holders wishes to sell, assign, transfer or otherwise dispose of any or all Stock owned by such Holder pursuant to the terms of a bona fide offer received from a third party, the Holder shall submit a written offer to sell such Stock to the Company on terms and conditions, including price, not less favorable to the Company than those on which such Holder proposes to sell such Stock to such third party (the "Offer"). The Offer shall disclose the identity of the proposed purchaser or transferee, the Stock proposed to be sold or transferred (the "Offered Shares"), the agreed terms of the sale or transfer and any other material facts relating to the sale or transfer. Within 15 days after receipt of the Offer, the Company shall give notice to the Holder of its intent to purchase all or any portion of the Offered Shares on the same terms and conditions as set forth in the Offer. If, for any reason whatsoever, the Company shall not exercise its right to purchase all of the Offered Shares as provided herein, the Company shall, within five days after (i) giving notice to the Holder of its intent to purchase some portion of the Offered Shares, or (ii) expiration of the 15 day period for exercising its rights hereunder, give notice to the Investors that it has not elected to purchase all of the Offered Shares. In such event, each of the Investors shall have the right to purchase that portion of the Offered Shares which the Company shall not have agreed to purchase from the Holder (all such remaining shares being referred to as the "Remaining Offered Shares"). Each Investor shall have the right to purchase that number of the Remaining Offered Shares as shall be equal to the aggregate Remaining Offered Shares multiplied by a fraction, the numerator of which is the number of shares of Common Stock of the Company then owned by such Investor (including any shares of Common Stock deemed to be owned hereunder, being a number of shares equal to that into which the Preferred Stock held by such Investor is convertible on the date of the Offer) and the denominator of which is the aggregate number of shares of said Common Stock then issued and outstanding and held by and deemed to be held by all of the Investors. (The amount of shares each Investor or Qualified Transferee, as that term is defined below, is entitled to purchase under this Section 2.1 shall be referred to as such Investor's "Pro Rata Fraction"). Each Investor shall have the right to transfer such Investor's right to any Pro Rata Fraction or part thereof to any Qualified Transferee. In the event an Investor does not wish to purchase or to transfer such Investor's right to purchase such Investor's Pro Rata Fraction, then any Investors who so elect shall have the right to purchase, on a pro rata basis with any other Investors who so elect, any Pro Rata Fraction not purchased by an Investor or Qualified Transferee. If the Company and the Investors, taken together, do not elect to purchase all of the Offered Shares, then there shall be no right to purchase shares pursuant to this Section 2.1. Each Investor shall act upon the Offer as soon as practicable after receipt from the Company of notice that it has not elected to purchase all of the Offered Shares and, in all events, within 15 days after receipt thereof. Each Investor shall have the right to accept the Offer as to all or part of the Remaining Offered Shares offered thereby. In the event that an Investor shall elect to purchase all or part of the Remaining Offered Shares covered by the Offer, said Investor shall individually communicate in writing such election to purchase to whichever of the Holders has made the Offer, which communication shall be delivered by hand or mailed to such Holder at the address set forth in Section 4.1 below and shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of the Remaining Offered Shares covered thereby.

         In the event that the Company and Investors, taken together, do not purchase all of the Offered Shares pursuant to and within 45 days after the Offer, each such agreement to purchase the Offered Shares and the Remaining Offered Shares shall be deemed null and void, and such Offered Shares may be sold by such Holder at any time within 90 days after the expiration of the Offer, but subject to the provisions of Section 2.2 below. Any such sale shall be at not less than the price and upon other terms and conditions, if any, not more favorable to the purchaser than those specified in the Offer. Any Offered Shares not sold within such 90 day period shall continue to be subject to the requirements of a prior offer and re-sale pursuant to this Section. In the event that Offered Shares are sold to any purchaser pursuant to this Section, said Offered Shares shall no longer be entitled to the benefits conferred by, or subject to the restrictions imposed by, this Agreement, except that the purchaser of said Offered Shares shall agree in writing to abide by the provisions of Section 1 hereof.

         For purposes of this Section 2, a Qualified Transferee shall mean any person (i) who is an Investor, (ii) who is an affiliate, as that term is defined in the Investment Company Act of 1940, of an Investor, (iii) who is a partner of an Investor or (iv) who acquires at least 300,000 shares of Preferred Stock (as adjusted for stock splits, stock dividends, reclassifications, recapitalizations or other similar events).

         2.2 Right of Participation in Sales by Holders. If during any 12 month period, any Holder wishes to sell or otherwise dispose of such Holder's Stock representing more than 5% of the total number of outstanding shares of Common Stock of the Company (on a fully diluted basis) to any person (the "Purchaser") in a transaction which is subject to the provisions of Section 2.1 hereof, each Investor shall have the right to require, as a condition to such sale or disposition, that the Purchaser purchase from said Investor at the same price per share and on the same terms and conditions as involved in such sale or disposition by the Holder the same percentage of shares of Common Stock owned (and deemed to be owned hereunder) by such Investor as such sale or disposition (as finally consummated) represents with respect to said shares of Common Stock then owned or deemed to be owned by whichever of the Holders is selling. Each Investor wishing so to participate in any such sale or disposition shall notify the selling Holder of such intention as soon as practicable after receipt of the Offer made pursuant to Section 2 and, in all events, within 15 days after receipt thereof. In the event that an Investor shall elect to participate in such sale or disposition, said Investor shall individually communicate such election to the selling Holder, which communication shall be delivered by hand or mailed to such Holder at the address set forth in Section 4.1 below. The provisions of this Section 2.2 shall not apply to the sale of any Shares by a Holder to the Company or an Investor pursuant to an Offer under Section 2.1.

         2.3 Permitted Transfers. Anything herein to the contrary notwithstanding, the provisions of Sections 2.1 and 2.2 shall not apply to: (a) any transfer or other disposition by a Stockholder of up to 5% of such Stockholder's then vested shares of Common Stock with the prior written consent of the holders of a majority of the Preferred Stock, which such consent shall not be unreasonably withheld; (b) any transfer of Stock by a Holder by gift or bequest or through inheritance to, or for the benefit of, any member or members of such Holder's immediate family; (c) any transfer of Stock by a Holder to a trust in respect of which such Holder serves as trustee, provided that the trust instrument governing said trust shall provide that such Holder, as trustee, shall retain sole and exclusive control over the voting and disposition of said Stock until the termination of this Agreement; (d) any transfer of Stock by a Holder which is a partnership in anticipation of the total liquidation of the partnership; (e) any transfer by a partnership or corporation to its partners or stockholders or other affiliates; and (f) any pledge by a Holder of Stock to secure debt incurred in connection with money advanced by a commercial bank or other lending institution and any transfer of Stock pursuant to the terms of such pledge. In the event of any such transfer, the transferee of the Stock shall hold the Stock so acquired with all the rights conferred by, and subject to all the restrictions imposed by, this Agreement.

         3. Prior Stockholders' Agreement.

         The Company and each Investor and Stockholder who is a party to the Prior Stockholders' Agreement hereby agrees that this Agreement shall supersede and replace in its entirety the Prior Stockholders' Agreement which is hereby terminated and of no further force or effect.

         4. Miscellaneous

         4.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered or mailed by first class, registered or certified mail (air mail if to or from outside the United States), return receipt requested, postage prepaid, or by recorded delivery service, if to the Company, 25 Mall Road, Burlington, MA 01803, Attention:
President, if to each Investor, at such Investor's address as set forth on
Schedule I hereto and, if to each Stockholder, at their respective addresses as set forth on Schedule II hereto or on the Instrument of Accession pursuant to which such Stockholder became a party to this Agreement, or to such other address as the addressee shall have furnished to the other parties hereto in the manner prescribed by this Section 4.1

         4.2 Amendments, Waivers and Consents: Any provision in this Agreement to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein set forth may be omitted or waived, only (a) with the written consent of (i) the Company, (ii) Stockholders holding more than 50% of the aggregate number of shares of Common Stock held by all of the Stockholders and (iii) Investors or their assignees holding or having the right to acquire an aggregate of at least two-thirds of the aggregate number of shares of Common Stock issued or issuable upon conversion of all outstanding shares of Preferred Stock (or securities issued in exchange for shares of Preferred Stock pursuant to the Charter) and (b) if the Company shall, in each such case, deliver copies of such consent in writing to any Stockholders and Investors who did not execute the same. Notwithstanding the foregoing, (a) changes in or additions to Section 1.3 of this Agreement may be made, and compliance with any covenant or provision of Section 1.3 of this Agreement may be omitted or waived, only (i) with the written consent of Investors, other than Brentwood, or their assignees holding or having the right to acquire an aggregate of at least two-thirds of the aggregate number of shares of Common Stock issued or issuable upon conversion of all outstanding shares of Preferred Stock, exclusive of those shares of Series D Preferred Stock held by Brentwood and (ii) if the Company shall, in each such case, deliver copies of such consent in writing to any Investors who did not execute the same; and (b) changes in or additions to Section 1.4 of this Agreement may be made, and compliance with any covenant or provision of Section 1.4 of this Agreement may be omitted or waived, only (i) with the written consent of Investors, other than AT&T, or their assignees holding or having the right to acquire an aggregate of at least two-thirds of the aggregate number of shares of Common Stock issued or issuable upon conversion of all outstanding shares of Preferred Stock, exclusive of those shares of Series G Preferred Stock and Series H Preferred Stock held by AT&T and (ii) if the Company shall, in each such case, deliver copies of such consent in writing to any Investors who did not execute the same.

         4.3 Legend. Each certificate evidencing the Stock shall bear a legend indicating the existence of the restrictions imposed hereby.

         4.4 Binding Effect; Assignment. Subject to the provisions of Section
1.2 hereof, this Agreement shall be binding upon and inure to the benefit of the personal representatives and successors of the respective parties hereto.

         4.5 General. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

         4.6 Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

         4.7 Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

               SIXTH AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.



THE STOCKHOLDERS:                      THE COMPANY:

                                       OBJECT DESIGN, INC.
- ----------------------------
Thomas Atwood

                                       By:
                                          -----------------------------
                                       Title:
                                             --------------------------
- ----------------------------
William L. Blundon

                                       THE INVESTORS:

                                       AENEAS VENTURE CORPORATION

- ----------------------------
Eugene Bonte

                                       By:
                                          ---------------------------
                                       Title:
                                             ------------------------

- ----------------------------
Gregory C. Foudray

                                       ATGF II
- ----------------------------
Kenneth E. Marshall

                                       By:
                                          ---------------------------
                                       Title:
                                             ------------------------

- ----------------------------
Robert J. Potter

- ----------------------------
David Stryker                          APERTURE ASSOCIATES, L.P.

                                       By:      Horsley Bridge Partners,
                                                Inc., its General Partner

- ----------------------------
Daniel L. Weinreb                      By:
                                          ---------------------------
                                       Title:
                                             ------------------------

                                       AT&T VENTURE COMPANY, L.P.

Cooper, Raburn & Kniffin
  Limited Partnership

By:                                    By:
   -------------------------               --------------------------
Title:                                 Its:
      ----------------------               --------------------------

               SIXTH AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT



                                            BRENTWOOD ASSOCIATES V, L.P.

                                            By: Brentwood V Ventures,
                                                 its General Partner

                                            By:______________________________
                                            Its:_____________________________

                                            INTEL CORPORATION

                                            By:______________________________
                                            Its:_____________________________

                                            NEW ENTERPRISE ASSOCIATES V,
                                              LIMITED PARTNERSHIP

                                            By:      NEA Partners V,
                                                       Limited Partnership

                                            By:______________________________
                                               General Partner

                                            OLIVETTI HOLDING N.V.

                                            By:______________________________
                                               Attorney-in-Fact

                                            ORIEN I, L.P.

                                            By:  Orien Partners, L.P.,
                                                       its General Partner

                                            By:______________________________
                                               Managing General Partner

               SIXTH AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT



                                         PHILIPS VENTURE FUND I, L.P.

                                         By: Vista Ventures Partners II

                                         By:________________________________
                                            General Partner

                                         THE SILVERADO FUND I,
                                           LIMITED PARTNERSHIP

                                         By:      NEA Silverado Partners I,
                                                    Limited Partnership

                                         By:________________________________
                                            General Partner

                                         VISTA, III, L.P.

                                         By:  Vista III Partners, L.P.,
                                           its General Partner

                                         By:_________________________________
                                            General Partner

                                         ZUKEN INCORPORATED

                                         By:_________________________________
                                         Title:______________________________

                                   SCHEDULE I

                                    INVESTORS

Aeneas Venture Corporation              Intel Corporation
600 Atlantic Avenue                     2200 Mission College Blvd.
26th Floor                              Santa Clara, CA 95052-8119
Boston, MA 02116                        Attn:  Richard Passov
                                               Treasury Manager
with a copy to:                                Mergers and
                                               Acquisitions
Larry Jordan Rowe, Esquire
Ropes & Gray                            New Enterprise Associates V,
One International Place                   Limited Partnership
Boston, MA 02110                        1119 St. Paul Street
                                        Baltimore, MD 21202
ATGF II
c/o Amerindo Investment                 Olivetti Holding N.V.
Advisors, Inc.                          c/o Caribbean Management
399 Park Avenue                         Company
18th Floor                              P.O. Box 889
New York, NY  10022                     Curacao, Netherlands Antilles

Aperture Associates                     with copies to
c/o N. Dan Reeve
505 Montgomery Street                        Olivetti Management of
San Francisco, CA  94111                     America, Inc.
                                             70 East 55th Street
with a copy to:                              24th Floor
                                             New York, NY  10022
Charles P. Jacobs, Esquire
Nixon, Hougrave, Devans &               and
Doyle
Clinton Square                            Ing C. Olivetti & C., S.P.A.
Rochester, NY  14603                      Via Jervis, 77
                                          10015 Ivrea (To), Italy
AT&T Venture Company, L.P.
3000 Sand Hill Road, Bldg. 4            Orien I, L.P.
Suite 235                               315 Post Road West
Menlo Park, CA  94025                   Westport, CT  06880
Attn: Neal Douglas
                                        Philips Venture Fund I, L.P.
with a copy to:                         105 N. Second St. Suite 233
                                        P.O. Box 673
William B. Asher, Jr., Esquire          Livingston, MT  59047
Testa, Hurwitz & Thibeault
53 State Street                         The Silverado Fund I, Limited
Boston, MA 02109                          Partnership
                                        1119 St. Paul Street
Brentwood Associates V, L.P.            Baltimore, MD  21202
c/o John L. Walecka
2730 Sand Hill Road, Suite 250          Vista III, L.P.
Menlo Park, CA  94025                   27 Newport Street
                                        Jamestown, RI  02835

Zuken Incorporated
2-25-1, Edahigashi, Midori-Ku
Yokohama, 225
JAPAN
Attn:  Minoru Kitamura
       Manager, Business
       Planning Section

with a copy to:

Nicholas Unkovic, Esq.
Graham & James
One Maritime Plaza, Suite 300
San Francisco, CA 94111

                                   SCHEDULE II

                                  STOCKHOLDERS

Name                                   Shares of Common Stock
- ----                                   ----------------------
Thomas M. Atwood                              500,000
c/o Object Design, Inc.
25 Mall Road
Burlington, MA  01803

William L. Blundon                             25,000
c/o Object Design, Inc.
25 Mall Road
Burlington, MA  01803

Eugene A. Bonte                               157,500
c/o Object Design, Inc.
25 Mall Road
Burlington, MA  01803

Gregory C. Foudray                             39,750
c/o Object Design, Inc.
25 Mall Road
Burlington, MA 01803

Kenneth E. Marshall                            51,000
c/o Object Design, Inc.
25 Mall Road
Burlington, MA  01803

Robert J. Potter                               50,000
c/o Object Design, Inc.
25 Mall Road
Burlington, MA 01803

David J. Stryker                              250,000
c/o Object Design, Inc.
25 Mall Road
Burlington, MA  01803

Daniel L. Weinreb                             125,000
c/o Object Design, Inc.
25 Mall Road
Burlington, MA  01803

Cooper, Raburn & Kniffin                      500,000
  Limited Partnership
30 Rowes Wharf
Boston, MA  02110

                                  SCHEDULE III

                                OBJECT DESIGN, INC.
                             INSTRUMENT OF ACCESSION


          The undersigned,                         , as a condition precedent to
becoming the owner or holder of record of              (      ) shares of the
Common Stock, $.001 par value per share, of Object Design, Inc., a Delaware corporation (the "Company"), hereby agrees to become a party to and bound by that certain Sixth Amended and Restated Stockholders' Agreement dated as of February 13, 1996, as amended or restated from time to time, by and among the Company and certain other shareholders of the Company (the "Stockholders' Agreement"). This Instrument of Accession shall take effect and shall become an integral part of said Stockholders' Agreement immediately upon execution and delivery to the Company of this Instrument.

         IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned, as a sealed instrument under the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws, as of the date below written.

                                            Signature:_________________

                                            Address:___________________

                                            Date:______________________

Accepted

OBJECT DESIGN, INC.

By:______________________
Title:___________________